EXHIBIT 10(dd)

REGIS CORPORATION

SENIOR SERIES J NOTE

No. 2003 — J-1	PPN 758932 E@ 2

ORIGINAL PRINCIPAL AMOUNT: $13,290,000
ORIGINAL ISSUE DATE: June 9, 2003
INTEREST RATE: 4.69% per annum

INTEREST PAYMENT DATES: March 9, June 9, September 9 and December 9 of each year

FINAL MATURITY DATE: June 7, 2013

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:	$1,898,571.43 due on June 9, 2007, June 9, 2008, June 9, 2009, June 9, 2010, June 9, 2011 and June 9, 2012

      FOR VALUE RECEIVED, the undersigned, Regis Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of THIRTEEN MILLION TWO HUNDRED NINETY THOUSAND DOLLARS ($13,290,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

1 of 2

      This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Private Shelf Agreement, dated as of October 3, 2000, as amended by letter amendment dated as of May 9, 2002 and Letter Amendment No. 2 to Amended and Restated Private Shelf Agreement dated as of February 28, 2003 (as amended, herein called the “Agreement”), between the Company, on the one hand, Prudential Investment Management, Inc. and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

REGIS CORPORATION

By:

Title:

2 of 2

REGIS CORPORATION

SENIOR SERIES J NOTE

No. 2003 — J-2	PPN 758932 E@ 2

ORIGINAL PRINCIPAL AMOUNT: $1,710,000
ORIGINAL ISSUE DATE: June 9, 2003
INTEREST RATE: 4.69% per annum

INTEREST PAYMENT DATES: March 9, June 9, September 9 and December 9 of each year

FINAL MATURITY DATE: June 7, 2013

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:	$244,285.71 due on June 9, 2007, June 9, 2008, June 9, 2009, June 9, 2010, June 9, 2011 and June 9, 2012

      FOR VALUE RECEIVED, the undersigned, Regis Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to Pruco Life Insurance Company, or registered assigns, the principal sum of ONE MILLION SEVEN HUNDRED TEN THOUSAND DOLLARS ($1,710,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

1 of 2

      This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Private Shelf Agreement, dated as of October 3, 2000, as amended by letter amendment dated as of May 9, 2002 and Letter Amendment No. 2 to Amended and Restated Private Shelf Agreement dated as of February 28, 2003 (as amended, herein called the “Agreement”), between the Company, on the one hand, Prudential Investment Management, Inc. and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

REGIS CORPORATION

By:

Title:

2 of 2

REGIS CORPORATION

SENIOR SERIES J NOTE

No. 2003 — J-3	PPN 758932 E@ 2

ORIGINAL PRINCIPAL AMOUNT: $5,200,000
ORIGINAL ISSUE DATE: June 9, 2003
INTEREST RATE: 4.69% per annum

INTEREST PAYMENT DATES: March 9, June 9, September 9 and December 9 of each year

FINAL MATURITY DATE: June 7, 2013

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:	$742,857.14 due on June 9, 2007, June 9, 2008, June 9, 2009, June 9, 2010, June 9, 2011 and June 9, 2012

      FOR VALUE RECEIVED, the undersigned, Regis Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to Security-Connecticut Life Insurance Company, or registered assigns, the principal sum of FIVE MILLION TWO HUNDRED THOUSAND DOLLARS ($5,200,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

1 of 2

      This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Private Shelf Agreement, dated as of October 3, 2000, as amended by letter amendment dated as of May 9, 2002 and Letter Amendment No. 2 to Amended and Restated Private Shelf Agreement dated as of February 28, 2003 (as amended, herein called the “Agreement”), between the Company, on the one hand, Prudential Investment Management, Inc. and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

REGIS CORPORATION

By:

Title:

2 of 2

REGIS CORPORATION

SENIOR SERIES J NOTE

No. 2003 — J-4	PPN 758932 E@ 2

ORIGINAL PRINCIPAL AMOUNT: $3,300,000
ORIGINAL ISSUE DATE: June 9, 2003
INTEREST RATE: 4.69% per annum

INTEREST PAYMENT DATES: March 9, June 9, September 9 and December 9 of each year

FINAL MATURITY DATE: June 7, 2013

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:	$471,428.57 due on June 9, 2007, June 9, 2008, June 9, 2009, June 9, 2010, June 9, 2011 and June 9, 2012

      FOR VALUE RECEIVED, the undersigned, Regis Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to United of Omaha Life Insurance Company, or registered assigns, the principal sum of THREE MILLION THREE HUNDRED THOUSAND DOLLARS ($3,300,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

1 of 2

      This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Private Shelf Agreement, dated as of October 3, 2000, as amended by letter amendment dated as of May 9, 2002 and Letter Amendment No. 2 to Amended and Restated Private Shelf Agreement dated as of February 28, 2003 (as amended, herein called the “Agreement”), between the Company, on the one hand, Prudential Investment Management, Inc. and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

REGIS CORPORATION

By:

Title:

2 of 2

REGIS CORPORATION

SENIOR SERIES J NOTE

No. 2003 — J-5	PPN 758932 E@ 2

ORIGINAL PRINCIPAL AMOUNT: $3,250,000
ORIGINAL ISSUE DATE: June 9, 2003
INTEREST RATE: 4.69% per annum

INTEREST PAYMENT DATES: March 9, June 9, September 9 and December 9 of each year

FINAL MATURITY DATE: June 7, 2013

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:	$464,285.71 due on June 9, 2007, June 9, 2008, June 9, 2009, June 9, 2010, June 9, 2011 and June 9, 2012

      FOR VALUE RECEIVED, the undersigned, Regis Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to Hare & Co., or registered assigns, the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($3,250,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

1 of 2

      This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Private Shelf Agreement, dated as of October 3, 2000, as amended by letter amendment dated as of May 9, 2002 and Letter Amendment No. 2 to Amended and Restated Private Shelf Agreement dated as of February 28, 2003 (as amended, herein called the “Agreement”), between the Company, on the one hand, Prudential Investment Management, Inc. and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

REGIS CORPORATION

By:

Title:

2 of 2

REGIS CORPORATION

SENIOR SERIES J NOTE

No. 2003 — J-6	PPN 758932 E@ 2

ORIGINAL PRINCIPAL AMOUNT: $3,250,000
ORIGINAL ISSUE DATE: June 9, 2003
INTEREST RATE: 4.69% per annum

INTEREST PAYMENT DATES: March 9, June 9, September 9 and December 9 of each year

FINAL MATURITY DATE: June 7, 2013

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:	$464,285.71 due on June 9, 2007, June 9, 2008, June 9, 2009, June 9, 2010, June 9, 2011 and June 9, 2012

      FOR VALUE RECEIVED, the undersigned, Regis Corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to Hare & Co., or registered assigns, the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($3,250,000), payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

1 of 2

      This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Private Shelf Agreement, dated as of October 3, 2000, as amended by letter amendment dated as of May 9, 2002 and Letter Amendment No. 2 to Amended and Restated Private Shelf Agreement dated as of February 28, 2003 (as amended, herein called the “Agreement”), between the Company, on the one hand, Prudential Investment Management, Inc. and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

      This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

REGIS CORPORATION

By:

Title:

2 of 2

PURCHASER SCHEDULE

4.69% Senior Notes, Series J, due June 7, 2013

	Aggregate Principal
	Amount of Notes	Note
	to be Purchased	Denomination(s)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$13,290,000	$13,290,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account No.: 890-0304-391 The Bank of New York New York, NY (ABA No.: 021-000-018)

Each such wire transfer shall set forth the name of the Company, a reference to “4.69% Senior Notes, Series J, due June 7, 2013, Security No. !INV 8444!, PPN 758932 E@ 2”, and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Ave., Suite 5600 Chicago, IL 60601

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141 Facsimile: (800) 224-2278

(5)	Tax Identification No.: 22-1211670

(6)	Authorized Officers:

Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring

	Aggregate Principal
	Amount of Notes	Note
	to be Purchased	Denomination(s)

PRUCO LIFE INSURANCE COMPANY	$1,710,000	$1,710,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account No.: 890-0304-421 The Bank of New York New York, NY (ABA No.: 021-000-018)

Each such wire transfer shall set forth the name of the Company, a reference to “4.69% Senior Notes, Series J, due June 7, 2013, Security No. !INV 8444!, PPN 758932 E@ 2”, and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager

(3)	Address for all other communications and notices:

Pruco Life Insurance Company c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Ave., Suite 5600 Chicago, IL 60601

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (800) 224-2278

(5)	Tax Identification No.: 22-1944557

(6)	Authorized Officers: Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring

	Aggregate Principal
	Amount of Notes	Note
	to be Purchased	Denomination(s)

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY	$5,200,000	$5,200,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York ABA No.: 021-000-018 BNF: IOC566 Reference: Security-Connecticut Life Ins Co, Account No. 187037

Each such wire transfer shall set forth the name of the Company, a reference to “4.69% Senior Notes, Series J, due June 7, 2013, PPN 758932 E@ 2”, and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC 5780 Powers Ferry Road, NW, Suite 300 Atlanta, GA 30327-4943

Attention: Securities Accounting

Facsimile: (770) 690-5057

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. 4 Gateway Center, 100 Mulberry Street Newark, NJ 07102

Attention: Albert Trank, Managing Director

Telephone: (973) 802-8608 Facsimile: (973) 624-6432

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 802-8107 Facsimile: (800) 224-2278

(5)	Tax Identification No.: 35-1468921

(6)	Authorized Officers:

Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring -3-

	Aggregate Principal
	Amount of Notes	Note
	to be Purchased	Denomination(s)

UNITED OF OMAHA LIFE INSURANCE COMPANY	$3,300,000	$3,300,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA No. 021-000-021 Private Income Processing

For credit to: United of Omaha Life Insurance Company Account No. 900-9000200 a/c: G09588

Each such wire transfer shall set forth the name of the Company, a reference to “4.69% Senior Notes, Series J, due June 7, 2013, PPN 758932 E@ 2”, and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	Address for all notices relating to payments:

JPMorgan Chase Bank 14201 Dallas Parkway — 13th Floor Dallas, TX 75254-2917

Attn: Income Processing — G. Ruiz a/c: G09588

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. 4 Gateway Center, 100 Mulberry Street Newark, NJ 07102

Attention: Albert Trank, Managing Director

Telephone: (973) 802-8608 Facsimile: (973) 624-6432

(5)	Tax Identification No.: 47-0322111

(6)	Authorized Officers:

Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring

	Aggregate Principal
	Amount of Notes	Note
	to be Purchased	Denomination(s)

RGA REINSURANCE COMPANY	$3,250,000	$3,250,000

Notes/Certificates to be registered in the name of:
Hare & Co.

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Bank of New York ABA No.: 021-000-018 Account No.: 128863 RGA Private Placement Account

Each such wire transfer shall set forth the name of the Company, a reference to “4.69% Senior Notes, Series J, due June 7, 2013, PPN 758932 E@ 2” and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

RGA Reinsurance Company Attn: Banking Dept. 1370 Timberlake Manor Parkway Chesterfield, MO 63017-6039

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. 4 Gateway Center, 100 Mulberry Street Newark, NJ 07102

Attention: Albert Trank, Managing Director

Telephone: (973) 802-8608 Facsimile: (973) 624-6432

(4)	Tax Identification No.: 43-1235868

(5)	Authorized Officers:

Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring

	Aggregate Principal
	Amount of Notes	Note
	to be Purchased	Denomination(s)

KEMPER INVESTORS LIFE INSURANCE COMPANY	$3,250,000	$3,250,000

Notes/Certificates to be registered in the name of:
Hare & Co.

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Bank of New York ABA No.: 021-000-018 Kemper Investors Life Insurance Company Account # 195279

Each such wire transfer shall set forth the name of the Company, a reference to “4.69% Senior Notes, Series J, due June 7, 2013, PPN 758932 E@ 2” and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

Kemper Investors Life Insurance Company 1600 McConnor Parkway Schaumburg, Illinois 60196-6801

Attention: Dave Shroba, Manager Telephone: (847) 874-7444 Facsimile: (847) 874-5643

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. 4 Gateway Center, 100 Mulberry Street Newark, NJ 07102

Attention: Albert Trank, Managing Director

Telephone: (973) 802-8608 Facsimile: (973) 624-6432

(4)	Tax Identification No.: 36-3050975

(5)	Authorized Officers:

Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

(1)	All payments to Prudential Investment Management, Inc. shall be made by wire transfer of immediately available funds for credit to:

Account No.: 890-0496-916

The Bank of New York New York, NY (ABA No.: 021-000-018)

(2)	Address for all notices relating to payments:

Prudential Investment Management, Inc. c/o The Prudential Insurance Company of America Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager

(3)	Address for all other communications and notices:

Prudential Investment Management, Inc. c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Ave., Suite 5600 Chicago, IL 60601

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141 Facsimile: (800) 224-2278

(5)	Tax Identification No.: 22-2540245

(6)	Authorized Officers:

Matthew Douglas Julia Buthman William S. Engelking P. Scott von Fischer Marie L. Fioramonti Paul Meiring